Exhibit 99.1

First Clover Leaf Financial Corp. Welcome to the 2014 Annual Stockholders’ Meeting

First Clover Leaf Financial Corp. Annual Stockholders’ Meeting

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements include expressions such as “may,” “expect,” “anticipate,” “intend,” “believe,” “could,” and “should,” and reflect our current expectations and projections about future events. Actual results could materially differ from those presented due to a variety of internal and external factors. We undertake no obligation to release revisions or report events or circumstances after the date of this presentation.

First Clover Leaf Financial Corp. Annual Stockholders’ Meeting

2013 Industry Challenges Commercial loan demand remained weak nationally Slow down in mortgage loan refinancing activity New construction and existing home sales abnormally low Continued weak real estate market values Continued low interest rate environment Bond market value declined Increased regulatory burden 5 First Clover Leaf Financial Corp.

2013 Financial Highlights Strong regulatory capital ratios Continued $0.06 per-share quarterly dividend to stockholders Increased stock price Decline in non-performing assets and past due loans Decline in provision expense Moved from 5th to 3rd in Madison County Deposit Market Share Survey Strong cash position allowing balance sheet optimization 6 First Clover Leaf Financial Corp.

2013: Balance Sheet Review Total Assets $622.0 M $600.8 M Loans $372.6 M $394.9 M Total Deposits $502.5 M $460.4 M As of December 31, __2013 2012 _ 7 First Clover Leaf Financial Corp.

2013: Income Statement Review Net Income $3.4 M $4.1 M EPS $0.46 $0.53 ROAA 0.55% 0.74% ROAE 4.40% 5.17% For the year ended December 31, _2013 2012 _ 8 First Clover Leaf Financial Corp.

Asset Quality: Non-Performing Assets 9 First Clover Leaf Financial Corp.

Asset Quality: Past Due Loans 10 First Clover Leaf Financial Corp.

Capital Ratios: 12/31/13 Tier 1 Leverage 10.75% 4.00% 5.00% Tier 1 Risk-Based Capital 16.63% 4.00% 6.00% Total Risk-Based Capital 17.53% 8.00% 10.00% First Clover Leaf Bank Adequately Capitalized Well Capitalized 11 First Clover Leaf Financial Corp.

First Clover Leaf Financial Corp. Annual Stockholders’ Meeting

Madison and St. Clair Counties Top 10 competitors by deposit size as of June 30, 2013 13 First Clover Leaf Financial Corp. Institution Charter Deposits Market Share The Bank of Edwardsville State $1,351,822 13.56% Regions Bank State $1,233,336 12.37% Scott Credit Union CU $961,500 9.64% U.S. Bank National Association Federal $653,340 6.55% Associated Bank, N. A. Federal $548,503 5.50% First Collinsville Bank State $525,764 5.27% First Clover Leaf Bank, FSB Federal $469,714 4.71% 1st MidAmerica Credit Union CU $446,617 4.48% GCS Credit Union CU $323,298 3.24% First Bank State $263,489 2.64% All Others $3,191,887 32.04% 51 Institutions in the Two Counties $9,969,270 100.00% Source: FDIC and NCUA

Top 12 Counties in Illinois by Deposits 14 First Clover Leaf Financial Corp. June 30, 2013 (Not Including Credit Unions) County Offices Deposits 1. Cook 1,598 $231,955,628 2. DuPage 381 $35,698,638 3. Lake 233 $17,461,856 4. McLean 61 $12,461,856 5. Will 220 $9,727,032 6. Kane 169 $8,688,278 7. McHenry 127 $6,193,149 8. Winnebago 86 $5,514,215 9. Sangamon 86 $4,911,623 10. Madison 97 $4,548,901 11. Champaign 84 $4,106,012 12. St. Clair 89 $3,922,530 Source: FDIC

First Clover Leaf Bank 15 First Clover Leaf Financial Corp. Illinois Bank Comparison There are 538 Banks and Thrifts headquartered in the State of Illinois The largest is Northern Trust at $102.7 billion The smallest is a thrift in Chicago at $6.8 million First Clover Leaf Bank is the 66th largest financial institution in the State of Illinois at $621.7 million The median size of banks in the State is $139.3 million Source: Financial Management Consulting Group; As of December 31, 2013

First Clover Leaf Bank 16 First Clover Leaf Financial Corp. Illinois Bank Financial Comparison December 31, 2013 Average Average ROA ROE Capital1 Efficiency NPA FCLB 0.63% 5.00% 10.75% 67.80% 2.06% State Average 0.53% 4.17% 10.34% 73.99% 2.68% $500 MM - $1B 0.62% 6.02% 9.92% 69.25% 3.09% Source: Financial Management Consulting Group 1 Tier 1 Leverage Ratio

First Clover Leaf Bank 17 First Clover Leaf Financial Corp. Illinois Bank Financial Comparison December 31, 2013 NIM NII Personnel1 FCLB 2.71% .32% 1.02% State Average 3.16% .70% 1.51% $500 MM - $1B 3.21% .94% 1.58% Source: Financial Management Consulting Group 1 Personnel expense as a percentage of average assets

FCLF Stock 18 First Clover Leaf Financial Corp. Source: SNL Financial

Strategic Initiatives 19 First Clover Leaf Financial Corp. Board of Directors Developed a Strategic Direction Senior Management Developed a Strategic Plan Filed application to convert Bank charter from Federal Thrift to National Bank Brought in the “O’Fallon 4” and Started a Loan Production Office in O’Fallon Bought a Branch Building in Swansea with an Opening Date of July 1, 2014 Consolidated Office Buildings for Efficiencies and Plan to Sell the Glen-Ed Building New Products & Services Identified and Being Introduced – Leasing, Medical, Brokerage, Trust Added a Second Market Maker – Raymond James – in Addition to KBW/Stifel Retained New SEC Law Firm – Barack Ferrazzano Kirschbaum & Nagelberg LLP Realigned Internal Operations to Better Position the Company to Accommodate Growth

Mission Statement 20 First Clover Leaf Financial Corp. First Clover Leaf Bank will be the premier financial services provider to individuals, businesses and corporations in the communities we serve while increasing shareholder value to all stakeholders through personalized, exceptional service delivered through high quality products.

Vision Statement 21 First Clover Leaf Financial Corp. We will grow the franchise through acquisition, branch additions, new product implementation, lines of business expansions, new customer sales and organic growth. In addition, we believe there is great opportunity for the consolidation of community banking franchises in our market.

Core Values 22 First Clover Leaf Financial Corp. Respect Integrity Efficiency Innovation Enthusiasm Collaboration

First Clover Leaf Financial Corp. Annual Stockholders’ Meeting

First Clover Leaf Financial Corp. Annual Stockholders’ Meeting